                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                    THE EXPLORATION COMPANY OF DELAWARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
1) Title of each class of securities to which transaction applies:

                                  COMMON STOCK
--------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:

                                   17,471,849
--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
5) Total fee paid:

     [ ]  Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:                           NOT APPLICABLE

          2)   Form, Schedule or Registration Statement No.:     NOT APPLICABLE

          3)   Filing Party:                                     NOT APPLICABLE

          4)   Date Filed:                                       NOT APPLICABLE

                    THE EXPLORATION COMPANY OF DELAWARE, INC.
                       500 North Loop 1604 East, Suite 250
                            San Antonio, Texas 78232


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 25, 2001

TO OUR SHAREHOLDERS:

         The Annual Meeting of Shareholders of The Exploration Company of Delaware, Inc. (the "Company"), will be held at The Petroleum Club of San Antonio, 8620 North New Braunfels Avenue, San Antonio, Texas on Friday, May 25, 2001, at 10:00 a.m., San Antonio time, for the following purposes:

1. To elect six nominees to the Board of Directors, to serve until their successors are duly elected and qualified;

2. To consider a proposal to amend the Company's Certificate of Incorporation that would establish a classified board of directors. The proposed classified board provisions would divide the Board into three classes of directors, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis. The affirmative vote of a majority of the outstanding shares of the common stock is required for adoption of the amendment. The classified board provisions are intended to promote management continuity and stability and to afford time and flexibility in responding to unsolicited tender offers.

3. To consider a proposal to amend the Company's Certificate of Incorporation that would eliminate the right of stockholders of the Company to act by written consent. The affirmative vote of a majority of the outstanding shares of the common stock is required for adoption of the amendment. The proposed amendment is intended to ensure that all stockholders of the Company have notice of and a chance to participate in corporate actions that, under the Delaware General Corporation Law, require stockholder approval.

4. To consider a proposal to amend the Company's 1995 Flexible Incentive Plan to increase by 200,000 the maximum number of shares of Common Stock that may be issued with respect to awards under the Plan.

5. To ratify the appointment of Akin, Doherty, Klein & Feuge, P.C., certified public accountants, as independent auditors of the Company and its subsidiaries for the calendar year ending December 31, 2001; and

6. To transact any other business as properly may come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on April 10, 2001 (the Record Date) are entitled to notice of and to vote at the meeting or any adjournment thereof. We hope you will be represented at the meeting whether or not you expect to be present in person. We are excited about this year's initiatives in making it easier for you to communicate your vote. This year you again have three options in submitting your vote prior to the meeting date:

1. Over the Internet, at the address shown on your proxy card. If you have access to the Internet, we encourage you to vote in this manner.

2.   By telephone through the Toll-Free number shown on your proxy card.

3. By signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible.

          If you hold your shares in the name of a bank or broker, the availability of telephone and Internet voting depends on their voting processes. Please follow the directions on your proxy card carefully. Your vote is important and the Board of Directors of the Company appreciates your cooperation in promptly returning proxies.

         With this mailing, we are also offering you the option to receive future proxy materials via the Internet. You can sign up by following the simple instructions contained on the proxy card in this mailing. Receiving future Annual Reports and Proxy Statements through the Internet will be simpler for you, will save your company production and mailing expenses and is friendlier to the environment. We hope you will take advantage of this option.




                       BY ORDER OF THE BOARD OF DIRECTORS





                                                     /S/ Roberto R. Thomae
                                                     Chief Financial Officer
                                                     Secretary and Treasurer
April 6, 2001                                        Vice President-Finance

                    THE EXPLORATION COMPANY OF DELAWARE, INC.
                       500 North Loop 1604 East, Suite 250
                            San Antonio, Texas 78232


                           PRELIMINARY PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2001


                    SOLICITATION AND REVOCABILITY OF PROXIES


         The enclosed proxy is solicited on behalf of the Board of Directors of The Exploration Company of Delaware, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") on May 25, 2001, at 10:00 a.m., San Antonio time to be held at The Petroleum Club of San Antonio, 8620 North New Braunfels Avenue, San Antonio, Texas, and at any adjournment thereof.

         The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse its transfer agent for charges and expenses in connection with the distribution of proxy material to the beneficial owners. Solicitations may further be made by officers, directors and regular employees of the Company, without additional compensation, by use of mails, telephone, and telegraph or by personal calls.

         Any shareholder giving a proxy for the Meeting has the power to revoke it at any time prior to its use at the meeting. You may do so by (a) signing another proxy with a later date and returning it to us prior to the meeting, (b) voting again by telephone or over the Internet prior to 2:00 p.m. on May 24, 2001 or (c) voting again at the meeting. The approximate date on which this Proxy Statement and the accompanying form of the proxy are first sent or given to security holders is April 15, 2001.

          In addition to this Proxy Statement, the Company is pleased to enclose a copy of its 2000 Annual Report for the year ended December 31, 2000.

                               PURPOSE OF MEETING

         At the Meeting, action will be taken: (1) to elect six directors to hold office until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified; (2) to consider and vote upon a proposal to amend the Company's Certificate of Incorporation that would establish a classified board of directors. The proposed classified board provisions would divide the Board into three classes of directors, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis; (3) to consider and vote upon a proposal to amend the Company's Certificate of Incorporation that would eliminate the right of stockholders of the Company to act by written consent. The proposed amendment would ensure that all stockholders of the Company have notice of and a chance to participate in corporate actions that, under the Delaware General Corporation Law, require stockholder approval; (4) to consider and vote upon a proposal to amend the Company's 1995 Flexible Incentive Plan to increase by 200,000 to 1,700,000 the maximum number of shares of Common Stock that may be issued with respect to awards under the Plan; (5) to ratify the appointment of Akin, Doherty, Klein & Feuge, P.C. certified public accountants, as independent auditors of the Company and its subsidiaries for the calendar year ending December 31, 2001; and (6) to transact any other business that may properly come before the Meeting. The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

                  OUTSTANDING SHARES, QUORUM AND VOTING RIGHTS

         Only holders of record of Common Stock of the Company at the close of business on April 10, 2001 shall be entitled to notice of and to vote at the Meeting. As of the close of business on April 10, 2001, there were 17,471,849 shares of Common Stock outstanding and entitled to be voted. Each share outstanding entitles the holder thereof to one vote for each available position as director.

         One-half of the outstanding shares of Common Stock represented in person or by proxy will constitute a quorum at the Meeting. However, if a quorum is not represented at the Meeting, the shareholders entitled to vote at the meeting, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Meeting.

         Each share of Common Stock may be voted to elect up to six individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. It is intended that unless authorization to vote for one or more nominees for director is withheld, proxies will be voted for the election of all of the nominees named in this Proxy Statement.

                                       6
         Votes cast by proxy or in person will be counted by one or more persons appointed by the Company to act as inspectors (the "Election Inspectors") for the Meeting. The Election Inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and for determining the outcome of any matter submitted to the shareholders for a vote. Under Delaware law, in an election of directors, the candidate for each director's position having the highest number of votes cast in favor of his or her election is elected as director. As to the ratification of the Company's auditors, Delaware law provides that an action of shareholders is approved if it receives the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. Thus abstention and broker non-votes generally would have no effect on any vote.

         Broker non-votes occur when a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instruction from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The Election Inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the Proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though their shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

PROPOSAL I - ELECTION OF DIRECTORS

         Effective in May 2000, the Board of Directors expanded the number of seats on the Board of Directors to six members. Six directors, constituting the entire Board, are to be elected at the Meeting. Each director is to hold office until the next Annual Meeting or until a successor is elected and qualified. Each of the nominees has consented to serve as a director if elected. The proxies named in the accompanying proxy have been designated by the Board of Directors and they intend to vote for the following nominees for election as directors, unless otherwise instructed in such proxy. The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. In the event any nominee shall become unavailable for election, the proxies named in the accompanying proxy intend to vote for the election of a substitute nominee of their selection. The following table sets forth for each nominee for election as a director of the Company, his age, principal occupation, position with the Company and certain other information:

                                       7

                                                                                       DIRECTOR
  AGE                        NAME AND PRINCIPAL OCCUPATION                               SINCE
  ---                        -----------------------------                               -----
   71     Mr. Stephen M. Gose, Jr.                                                        1984
          ------------------------
          Mr.  Gose has  served as  Chairman  of the Board of  Directors  of the
          Company  since July 1984.  He also serves as a member of the Audit and
          Compensation  Committees of the Board.  He served as a Director of the
          Company's former subsidiary,  ExproFuels, Inc. from 1994 through 1999.
          A  geologist  by  training,  Mr. Gose has been active for more than 45 years in exploration  and  development of oil and gas  properties,  in real estate development and ranching through the operations of Retamco
          Operating,  Inc., a large  shareholder  of the  Company.  Mr. Gose has served as a Director of Retamco Operating,  Inc., its predecessors and affiliates  since 1987 and as its  President and Chairman of its Board of Directors since 1998.

   57     Mr. Michael J. Pint                                                             1997
          -------------------
          Mr. Pint has served as an outside  Director  since May,  1997 and as a member  of the  Audit  and  Compensation  Committees  of the  Board of
          Directors  since June 1997 and as  Chairman of both  Committees  since
          April 1998. Mr. Pint has 35 years banking  experience,  serving in the bank  regulatory  arena  as  well  as in  the  capacity  of  chairman, president  and  director  of  38  different  banks  and  bank  holding companies throughout the country. Since 1995, Mr. Pint has served as a
          Director of Valley Bancorp,  Inc. and Valley Bank of Arizona,  Inc. of
          Phoenix,  Arizona and Midway  National  Bank of St.  Paul,  Minnesota.
          Previous bank regulatory and management  positions include a four-year term as  Commissioner  of  Banks  of  Minnesota  and  Chairman  of the
          Minnesota   Commerce   Commission   from  1979  to  1983  and   Senior
          Vice-President and Chief Financial Officer of the Federal Reserve Bank
          of Minneapolis, Minnesota through 1983.

   71     Mr. Robert L. Foree, Jr.                                                        1997
          ------------------------
          Mr.  Foree has served as an outside  Director  since May 1997 and as a member  of the  Audit  and  Compensation  Committees  of the  Board of
          Directors  since  June  1997.  Since  1992,  Mr.  Foree has  served as
          President of Foree Oil Company,  a privately held Dallas,  Texas based
          independent  oil  and  gas  exploration  and  production   company.  A
          geologist  by  training,  he has been active for more than 45 years in the exploration and development of oil and gas properties.

   55     Mr. Alan L. Edgar                                                               2000
          -----------------
          Alan L. Edgar has served as an outside Director and as a member of the
          Audit and Compensation  Committees of the Board of Directors since May
          2000. He has been involved in energy  related  investment  banking and equity analysis for over 28 years. Since 1998, Mr. Edgar has served as
          President of Cochise  Capital,  Inc. a privately  held  Dallas,  Texas based company  specializing  in  exploration  and  production  related mergers and  acquisitions  advisory  and  financing.  Previous  public company  mergers  and  acquisitions,  investment  banking  and  energy financing  positions  include serving as Managing Director and Co-Head of the Energy Group of Donaldson, Lufkin & Jenrette Securities,  Inc.,
          from  1990 to  1997,  as  Managing  Director  of the  Energy  Group of
          Prudential-Bache  Capital  Funding  from 1987 to 1990 and as Corporate and Research Director of Schneider,  Bernet & Hickman, Inc. (Thompson,
          McKinnon) from 1972 through 1986.

                                       8


  52      Mr. James E. Sigmon                                                             1984
          -------------------
          Mr. Sigmon has served as the Company's  President  since February 1985 and from July 1984 to  October  1984.  He has been a  Director  of the
          Company  since July 1984.  Mr. Sigmon also served as a Director of the
          Company's  former  subsidiary,  ExproFuels,  Inc.  from  1994  through
          November 1998. As an engineer, Mr. Sigmon has been active for 30 years in the exploration and development of oil and gas properties. Prior to joining the Company,  he served in the management of a private oil and gas exploration company active in drilling wells in South Texas.


   45     Mr. Thomas H. Gose                                                              1989
          ------------------
          Mr. Gose has served as a Director of the Company since  February 1989, as Secretary  from 1992 through March 1997 and as Assistant  Secretary since March 1997.  Since  October  2000 he has served as  President of
          NEOgas,  Ltd. a Houston based subsidiary of NEOppg  International Ltd.
          NEOgas  develops and markets  technologies  to  transport  and deliver compressed  natural gas to markets  with  stranded gas  production  or stranded  customer  bases.  He  previously  served  as  President  and
          Director of the Company's  former  subsidiary,  ExproFuels,  Inc. from
          1994 through 1999. Mr. Gose also formerly served as Director,  CEO and
          President of Retamco  Operating,  Inc.,  (a large  shareholder  of the
          Company) its predecessors and affiliates, from 1987 through 1998.
          Thomas H. Gose is the son of Stephen M. Gose, Jr.

         None of the nominees for director or executive officers of the Company has a family relationship with any of the other nominees for director or executive officers except that Thomas H. Gose is the son of Stephen M. Gose, Jr.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held a total of 10 meetings during the calendar year ended December 31, 2000 and 4 meetings during the four month transition period ended December 31, 1999. Effective in January 2000, the Company changed its annual reporting period from a fiscal year ending August 31 to a calendar year ending December 31. The attendance by all directors at the meetings of the Board and Board committees was 100%, except for one director who missed one regularly scheduled meeting during the calendar year. All directors attended at least 86% of the regular meetings of the Board and Board committees of which they are members during the calendar year, while attendance was 100% during the four month transition period.

         The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. Both committees were established in May 1997, each with a majority of outside directors. The functions of the Audit Committee, which is chaired by Michael J. Pint and includes Stephen M. Gose, Jr., Robert L. Foree, Jr. and Alan L. Edgar (since May 2000) as members, are to make recommendations to the Board regarding the engagement of the Company's independent accountants and to review with management and the independent accountants the Company's internal controls, financial statements, basic accounting and financial policies and practices, audit scope and competency of accounting personnel. The Audit Committee held seven meetings during 2000.

          The functions of the Compensation Committee, which is chaired by Michael J. Pint and includes Stephen M. Gose, Jr., Robert L. Foree, Jr. and Alan
L. Edgar (since May 2000) as members, are to review and recommend to the Board the compensation, stock options and employment benefits of all officers of the Company, to administer the Company's 1995 Flexible Incentive Plan, to fix the terms of other employee benefit arrangements and to make awards under such arrangements. The Compensation Committee held 4 meetings during 2000. None of the individuals serving on the Compensation Committee was an officer or employee of the Company during 2000. No executive officer of the Company has served during 2000 as a member of the board of directors or the compensation committee of any other company whose executive officers include a member of the Board or the Compensation Committee of the Company.

         The Board does not have a formal Nominating Committee. The entire Board of Directors acts as the nominating committee for directors and will consider nominations by shareholders for directors. Any such nomination, together with a statement of the nominee's qualifications and consent to be considered as a nominee and to serve if elected, should be mailed to the Secretary of the Company no later than December 31, 2001, to be included in the proxy statement in connection with next year's Annual Meeting of Shareholders.


                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors has furnished the following report:

         The Company's Board of Directors has adopted a written charter for the Audit Committee which is included as Appendix A to this proxy statement.

         The Board has determined that each member of the Committee is "independent" as defined in Rule 4200 (a)(15) of the NASD listing standards, with the exception of Mr. Edgar. In February 2000, prior to his appointment to the Board, Mr. Edgar was retained as a capital advisory consultant to the Company and was paid advisory fees totaling $180,000 for services rendered in the completion of a private placement of new common shares of the Company. Mr. Edgar was appointed to the Board in May, 2000. The Board has determined, in accordance with listing standards, that Mr. Edgar's service on the Audit Committee is required by the best interests of the Company and its stockholders, because, in the Board's opinion, he will exercise independent judgment and materially assist the function of the Committee.

         As noted in the Committee's charter, the Company's management is responsible for preparing the Company's financial statements. The Company's independent auditors are responsible for auditing the financial statements. The activities of the Committee are in no way designed to supersede or alter those traditional responsibilities. The Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

       The Committee has reviewed and discussed the audited financial statements with management. The Committee has discussed with the independent auditors, Akin, Doherty, Klein & Feuge, P.C., the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees and No. 90, Audit Committee Communications.

       The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, has considered the compatibility of non-audit services with the auditors' independence, and has discussed with the auditors the auditors independence. Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for 2000 for filing with the Securities and Exchange Commission. This report has been submitted by:

              THE EXPLORATION COMPANY AUDIT COMMITTEE 2000 MEMBERS
   Michael J. Pint, Stephen M. Gose, Jr., Robert L. Foree, Jr., Alan L. Edgar


         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the United States Securities Act of 1933 or the United States Exchange Act of 1934 that might incorporate this proxy statement or future filings with the United States Securities and Exchange Commission, in whole or in part, the foregoing report shall not be deemed to be incorporated by reference into any such filing.


                              AUDITOR INDEPENDENCE

         The Board  has,  in  accordance  with the  recommendation  of its Audit
Committee, chosen the firm of Akin, Doherty, Klein & Fuege, P.C. ("Akin Doherty") as independent auditors for the Company. Representatives of Akin Doherty are expected to be present, and be available to respond to appropriate questions, at the annual meeting. They have the opportunity to make a statement if they desire to do so; they have indicated that, as of this date, they do not.

          Audit Fees: Akin Doherty's fees to date for our 2000 annual audit and review of interim financial statements were $ 33,600.

          Financial Information Systems Design and Implementation Fees: Akin Doherty did not render any professional services in 2000 with respect to financial information systems design and implementation fees.

          All Other Fees:  Akin  Doherty's  fees  for  all  other   professional
services rendered to us during 2000 were $34,740.


                            COMPENSATION OF DIRECTORS

         Members of the Board of Directors who serve as Executive Officers of the Company are not compensated for any services provided as a Director. Outside (non-employee) Directors of the Company are paid a fee of $1,000 plus reimbursement of related travel expenses for each board meeting physically attended or $250 for telephonic attendance. Beginning in 1997, upon assuming Director status, new outside directors have been awarded 10 year options ("Directors Options") for the purchase of 75,000 shares of Company common stock at 110% of the stock's market value on the date of grant, with such options vesting equally over their first three years of service.

         During 2000, the Board of Directors unanimously approved a two component strategy intended to re-align long term incentives for all of its directors. This strategy was the result of the expansion of the number of seats on the board by one and the election of a sixth director in May 2000. The strategy provided for the issuance of Directors Options to the two directors whose election to the Board predated the 1997 award regimen thereby precluding their previous receipt of Directors Options. The second component included a repricing of the exercise prices of existing Directors Options (those issued to directors elected prior to 2000) equal to the exercise prices as granted the newest outside director elected in May 2000.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following tables set forth the beneficial ownership of the Company's Common Stock, its only outstanding class of equity security as of March 15, 2001 of certain beneficial owners and management. Each of the persons or entities listed has sole voting power and sole investment power with respect to the shares listed opposite his or its name.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information concerning all persons known to the Company to beneficially own five- percent (5%) or more of its Common
Stock. As of March 15, 2001 assuming 17,471,849 shares outstanding and 20,472,078 fully diluted shares:

         Name and Address                 Shares of Common Stock            Percent Owned           Percent Owned
        of Beneficial Owner                 Beneficially Owned              Fully Diluted            Outstanding
        -------------------                 ------------------              -------------            -----------
                                          C>
Thomas H. Gose                                    916,601                       4.48%                   5.25%
317   Morningside
San Antonio, Texas  78209

Stephen M. Gose, Jr.                            1,080,127 (1)                   5.28%                   6.18%
HCR Box 1010  Hwy 212
Roberts, Montana 59070

Trianon Opus One, Inc.                          1,350,500                       6.60%                   7.73%
Fohrenstrasse 25
CH-8703 Erlenbach
Switzerland

Swisspartners Investment                        1,333,333                       6.51%                   7.63%
   Network AG
Am Schanzengraben 23
PostFach 970
Switzerland

Tahoe Invest                                    1,190,000                       5.81%                   6.81%
Innere Guterstrasse 4
6304 Zug
Switzerland

(1) See footnote no. 3 on the following table, "Security Ownership of Directors and Executive Officers" for details as to the composition of the beneficial shares owned by Mr. Stephen M. Gose, Jr.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the number of shares of common stock beneficially owned as of March 15, 2001 by each director, each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. Information provided is based on Forms 3,4, 5, stock records of the Company and the Company's transfer agent.

                                                      Number of Shares                  Percent
           Name                                      Beneficially Owned                  Owned (1)
           ----                                      ------------------                 --------
         Stephen M. Gose, Jr. (3)(7)                       1,080,127                        5.83%
         Thomas H. Gose       (7)                            916,601                        5.25%
         James E. Sigmon      (2)                            750,000                        4.13%
         Michael Pint.        (4)                            350,000                        1.99%
         Alan L. Edgar        (5)                            258,333                        1.47%
         Robert L. Foree, Jr. (4)                             86,000                         .49%
         Roberto R. Thomae    (6)                            100,000                         .57%

         All Directors and Executive
               Officers as a group                         3,578,561                       18.21%


(1) Except as otherwise noted, the Company believes that each named individual has sole voting and investment power over the shares beneficially owned.

(2) The number of shares beneficially owned by Mr. Sigmon includes 50,000 shares owned directly and 700,000 shares of the Company's Common Stock reserved for issuance through options issued under the Company's 1995 Flexible Incentive Plan.

(3) The number of shares beneficially owned by Mr. Gose, Jr. include 20,000 shares owned directly, plus his 100% interest, shared equally with his spouse, in 1,060,127 shares owned by Retamco Operating, Inc.

(4) The number of shares beneficially owned by Mr. Pint and Mr. Foree each includes 75,000 shares of the Company's Common Stock reserved for issuance under non-qualified options issued to outside directors of the Company exercisable at March 1, 2001 plus 275,000 and 11,000 respectively, of directly owned shares.

(5) The number of shares beneficially owned by Mr. Edgar includes 125,000 shares owned directly and 133,333 shares of the Company's Common Stock reserved for issuance under 5 year warrants, granted in February 2000, for services rendered prior to his election as a director. None of the 75,000 shares reserved for issuance under non-qualified options received by Mr. Edgar upon his appointment to the board were vested at March 1, 2001 and accordingly are not included in his beneficially owned share total above.

(6) The number of shares beneficially owned by Mr. Thomae includes 100,000 shares of the Company's Common Stock reserved for issuance through options issued under the Company's 1995 Flexible Incentive Plan.

(7) None of the 75,000 shares reserved for issuance under non-qualified options received respectively by Mr. Stephen M. Gose, Jr. or Mr. Thomas H. Gose during the year were vested at March 1, 2001 and accordingly are not included in their beneficially owned share total above.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers, and persons who own more than ten percent (10%) of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission ("SEC"). Officers, directors, and stockholders who own more than ten percent (10%) of the Common Stock are required by the SEC to furnish the Company with copies of all Section 16(a) reports they file. The company is required to report in this Proxy Statement any failure of its directors and officers and beneficial owners of more than ten percent (10%) of the Company's common stock to file by the relevant due date any of these reports during the Company's fiscal year. To the Company's knowledge, based on a review of such reports available to the Company, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors, and ten percent (10%) stockholders were complied with during the fiscal year ended December 31, 2000 and the four month transition period ended December 31, 1999.

                               EXECUTIVE OFFICERS

         The Executive Officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its first meeting following the Annual Meeting of Shareholders. The following table sets forth the names and ages of the Executive Officers of the Company and all positions held with the Company.

NAME                                           AGE                     TITLE
----                                           ---                     -----
James E. Sigmon (1)                            52             President and Chief Executive Officer
                                                              Director

Roberto R. Thomae (2)                          50             Chief Financial Officer
                                                              Secretary/Treasurer, Vice-President-Finance

Richard A. Sartor (3)                          48             Controller


(1) For a description of the business experience of Mr. James E. Sigmon see "Election of Directors."

(2) Mr. Thomae has served as Secretary/Treasurer of the Company since March 1997 and Chief Financial Officer and Vice President-Finance since September 1996. From September 1995 through September 1996 he was a consultant to the Company in a financial management capacity. From 1989 through 1995 Mr. Thomae was self-employed as a management consultant primarily involved in the development of domestic and international oil and gas exploration projects and the marketing of refined products. He received a Bachelor of Business Administration degree in accounting, with honors, from the University of Texas at Austin in 1974.

(3) Mr. Sartor has served as Controller of the Company since April 1997. A Certified Public Accountant since 1980, Mr. Sartor operated a private practice from 1989 through March 1997. Mr. Sartor received a Master of Business Administration degree from the University of Texas at San Antonio in 1990 and a Bachelor of Business Administration degree from the University of Texas at Austin in 1974.

                             EXECUTIVE COMPENSATION

         REPORT OF THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS

         The following report of the Board of Directors and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

BOARD COMPENSATION REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors reviews and approves the payment of compensation to all employees of the Company or its subsidiaries. The Committee was expanded to four members, with a majority of outside directors, with the May 2000 appointment of Alan L. Edgar. In addition, the Committee approves all incentive compensation plans including, without limitation, bonus plans, stock option plans and key employee compensation agreements. The Committee administers the Company's 1985 Amended and Restated Stock Option Plan (the "1985 Plan"). The Committee also administers stock options granted under the 1995 Flexible Incentive Plan. The executive compensation policies and practices are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals. Compensation of the executive officers of the Company is primarily comprised of base salary, long-term equity incentives, and miscellaneous other fringe benefits.

COMPENSATION PHILOSOPHY AND OBJECTIVES

         BASE SALARY: The base salaries of the executive officers are established at levels deemed appropriate to attract and retain qualified executives who are instrumental in helping the Company achieve its business objectives. In establishing salaries, the Compensation Committee considers the recommendations of management, the amount of responsibilities of the executive officers, the salaries of others similarly situated within the Company, the recent performance in the executive's area of responsibility, and any changes in the cost-of-living. The Company also considers the competitiveness of the entire compensation package in determining the level of salaries. The salaries of the executive officers are reviewed annually and reflect the performances of the past year. As a result, the salaries received in 2000 reflected the individual performances in 1999 for officers who were with the Company during that year.

         STOCK OPTION PLAN: The 1985 Plan and the 1995 Flexible Incentive Plan were designed to align the long-term interests of key employees with shareholders. The Plans currently set aside up to 400,000 and 1,500,000 shares, respectively, of the Company's Common Stock to be available to be offered to employees of the Company as a long-term incentive. The exercise price of such options may not be less than 100% of the fair market value per share of the

Common Stock on the date of the grant. The number of options granted to any individual is dependent on the individuals' level of responsibility and ability to influence the performance of the Company. Existing options under the 1985 Plan are being administered by the Compensation Committee while no new options may be granted under the terms of the 1985 Plan. The Compensation Committee also administers the 1995 Flexible Incentive Plan.

         FRINGE BENEFITS: From time to time, the Company makes available to key employees and executives certain other fringe benefits. The Company may provide club memberships, tickets to sporting or cultural events, tickets to community events, etc. To the extent that such items are taxable to the individual they are considered to be part of the individual's compensation package.

         EXECUTIVE COMPENSATION: On September 23, 1999, the compensation of Mr. James E. Sigmon, the Chief Executive Officer ("CEO"), was increased to $175,000 per year from the previous $150,000 per year subject to terms specified in an employment agreement with the Company, as amended in 1994. The Compensation Committee evaluates the CEO's contribution to the Company's long-term financial and non-financial objectives. In addition, the Committee evaluates the performance of the CEO based upon a variety of factors including the Company's earnings per share, enhancement of asset values and quality and the extent to which business plan goals are met or exceeded. The Committee does not assign relative weights to any of the foregoing factors, but instead makes a subjective determination based upon a consideration of all such factors. During 1998, the CEO was awarded non-qualified incentive stock options to purchase 600,000 shares at 110% of current market price at date of grant, under the terms of the 1995 Flexible Incentive Plan. The stock options vest and are exercisable in specified amounts upon the Company's common stock attaining the following price levels:
200,000  shares at $5.00,  100,000  shares at $7.50,  100,000  shares at $10.00,
100,000 shares at $12.50 and 100,000 shares at $15.00. During 1996, The Board of Directors granted to the CEO a one percent (1%) overriding royalty interest, effective September 1, 1996, under all leases that the Company has acquired or acquires while the CEO continues to serve in that capacity, proportionately reduced to the Company's interest in such leases.

         In summary, based on the performance of the Company during the past several years, and in light of their efforts put forth directing the Company, the Compensation Committee and the Board have determined that the compensation paid to the CEO, as described in the Summary Compensation Table below, as well as compensation paid to other Company officers, serves the best interests of the Company's Shareholders and continue to emphasize programs that they believe positively affect Shareholder value. This report is submitted by:

           THE EXPLORATION COMPANY COMPENSATION COMMITTEE 2000 MEMBERS
   Michael J. Pint, Stephen M. Gose, Jr., Robert L. Foree, Jr., Alan L. Edgar.


             THE EXPLORATION COMPANY BOARD OF DIRECTORS 2000 MEMBERS
  Stephen M. Gose, Jr., James E. Sigmon, Michael J. Pint, Robert L. Foree, Jr.,
                         Alan L. Edgar, Thomas H. Gose.

         COMPARATIVE PERFORMANCE GRAPH. The following graph compares the performance of the Company's common stock for the five-year period commencing December 31, 1995 to (i) the NASDAQ market composite index ("NASDAQ-US") and
(ii) NASDAQ exploration and production companies comprised of approximately 42 active companies which trade on either the NASDAQ National Market System or the NASDAQ Small-Cap Market. The graph assumes that a $100 investment was made in the Company's common stock and each index on December 31, 1995, and that all dividends were reinvested. Also included are the respective investment returns based upon the stock and index values as of the end of each year during such five-year period. The information was provided by the Center for Research in Security Prices ("CRSP") of The University of Chicago Graduate School of Business. The index of exploration and production companies used includes all available NASDAQ stocks under SIC codes 1310-19 (companies engaged in oil and gas exploration and production operations) actively traded on NASDAQ during the comparative term. The list of comparative companies is available to shareholders directly from CRSP or may be obtained at no cost from the Company by writing the Company or telephoning (210) 496-5300 and requesting the information.


                   COMPANY         MARKET         PEER
     DATE           INDEX          INDEX          INDEX
     ----           -----          -----          -----

     12/29/95         100         100              100

     12/31/96         220         123              145

     12/31/97          80         151              138

     12/31/98          40         213               67

     12/31/99          78         395               69

     12/29/00         118         238              143

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. There are no interlocks between the members of the Board of Directors and other corporations nor any material transactions between the Company and such members except as set forth herein and under "Transactions with Management and Others."

         SUMMARY COMPENSATION INFORMATION. The following table contains certain information for each of the calendar and fiscal years and the 4 month transition period ended as indicated with respect to the chief executive officer and those executive officers of the Company as to whom the total annual salary and bonuses exceed $100,000:


                                             SUMMARY COMPENSATION TABLE

Name and                                                              Other Annual        All Other
Principal Position          Year                Salary     Bonuses    Compensation       Compensation
------------------          ----                ------     -------    ------------       ------------
James E. Sigmon         12/31/00               $175,000     $14,583   (1)  $174,181         $402
President & CEO         12/31/99 (2)             57,899         -0-   (1)    52,600          -0-
                         8/31/99                150,000         -0-   (1)    56,678          419
                         8/31/98                132,000         -0-   (1)    41,623          267

Roberto R Thomae        12/31/00                100,000       8,333             -0-          161
CFO & Secr/Treas        12/31/99 (2)             33,499         -0-             -0-          -0-

(1) Amounts represent income from an overriding royalty interest.
(2) Represent four month transition period for respective officer.



                         AGGREGATED OPTION/SAR EXERCISES

                                                        Number of Unexercised             Value of Unexercised
                              # Shares      Value              Options/SARs                  Options/SARs   (1)
     Name                    Exercised    Realized     Exercisable   Unexercisable     Exercisable  Unexercisable
  --------------             ---------    --------     -----------   -------------     -----------  -------------
Year Ended Dec 31, 2000:
    James E. Sigmon (2)            -           -          100,000     600,000           $ 18,800      $ 48,780
    Roberto R. Thomae              -           -          100,000      25,000             85,175        20,325

Four Month Period Ended Dec 31, 1999:
    James E. Sigmon (2)            -           -          100,000     600,000               -             -


(1) Value of unexercised options calculated as the difference in the stock price at period end and the option price.

(2) 100,000 of Mr. Sigmon's unexercised options were exercisable as of December 31, 2000, and the remaining 600,000 options vest and are exercisable in specified amounts upon the Company's common stock attaining the following price levels: 200,000 shares at $5.00; 100,000 shares at $7.50; 100,000 shares at $10.00; 100,000 shares at $12.50 and 100,000 shares at $15.00.

          EMPLOYMENT AGREEMENT. In September 1999, the Company amended an employment agreement with its President, Mr. James E. Sigmon, which set his salary at a minimum of $175,000 annually. During fiscal 1999, Mr. Sigmon's salary was $150,000. In 1996, under the terms of the employment agreement, Mr. Sigmon was granted a one percent (1%) overriding royalty interest in all leases acquired by the Company during his term as President, proportionately reduced to the Company's interest in such leases. Mr. Sigmon's Employment Agreement is terminable upon ninety days notice but his right to the overriding royalty interest is vested and cannot be terminated.

         TRANSACTIONS WITH MANAGEMENT AND OTHERS. In December 1999, the Company retained the consulting advisory services of Mr. Alan L. Edgar for the identification of and negotiation assistance with potential sources of debt or equity capital investment in the Company. In February 2000, the Company completed the private placement of 1,333,333 shares of new common stock at a price of $2.25 per share, with Mr. Edgar's assistance. Pursuant to the terms of his consulting agreement, upon closing, Mr. Edgar received a 6% advisory fee totaling $180,000 and 5 year warrants, exercisable at $3.00 per share, to purchase 133,333 shares of the Company's common stock. Mr. Edgar was appointed to the Company's Board of Directors in May, 2000.

         In the opinion of the Board of Directors of the Company, the terms of the transactions described above were as favorable as would be available from an independent third party.



PROPOSAL II - AMENDMENT TO ESTABLISH A CLASSIFIED BOARD OF DIRECTORS

         The Board of Directors, by resolution adopted on January 26, 2001 unanimously approved and recommended for approval by the Company's stockholders an amendment to its Certificate of Incorporation (the "Certificate") that would establish a classified board of directors. The affirmative vote of a majority of the outstanding shares of the common stock is required for adoption of the amendment. The classified board provisions are intended to promote management continuity and stability and to afford time and flexibility in responding to unsolicited tender offers.


A.       DESCRIPTION OF CLASSIFIED BOARD PROVISIONS.

         The proposed classified board provisions would divide the Board into three classes of directors, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis. The present number of directors of the Company is six. Classes A , B and C would have two directors each, with terms expiring in the years 2002, 2003 and 2004, respectively. Directors elected at subsequent annual meetings would serve three-year terms, and the term of one class would expire each year. Under the amended certificate of incorporation, stockholders would only be permitted to remove directors for cause. The Delaware General Corporation Law provides that, unless a corporation's certificate of incorporation specifically provides otherwise, if a corporation has a classified board, the directors of the corporation may only be removed by the stockholders for cause. The proposed amended Certificate will not have a provision allowing removal of directors other than for cause.

         As part of the classified board provisions, the amended Certificate would also give the Board the exclusive power to fix the size of the Board and require that any vacancies and newly created directorships will be filled exclusively by vote of a majority of the directors then in office or the sole remaining director. Any director so elected by the Board to fill a vacancy would become a member of the same class as the director he or she succeeds and would hold office for the remainder of the term of that class and until his or her successor shall have been duly elected and qualified. These changes will prevent someone from circumventing what the Board believes are the beneficial effects of the adoption of a staggered board by increasing the size of the Board and electing that person's hand-picked designees to fill the newly created directorships.

         If the stockholders approve the proposed classified board provisions, the Company will amend the Certificate by filing an appropriate certificate with the Delaware Secretary of State incorporating the provisions set forth in Appendix B. To place the classes of directors on a staggered basis for purposes of annual elections, the Directors in Class A and Class B will initially hold office for one and two-year terms, respectively. The Directors in Class A, who will initially serve a one-year term, will be eligible for re-election to a full three-year term at the annual meeting of stockholders to be held in 2002. The Directors in Class B, who will initially serve two-year terms, will be eligible for re-election for full three-year terms at the annual meeting of stockholders to be held in 2003. The Directors in Class C, who will initially serve full three-year terms, will be eligible for re-election for new three-year terms at the annual meeting of stockholders to be held in 2004. Each Director will serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal. If the classified board amendment is approved and the incumbent directors are re-elected, Robert L. Foree, Jr. and Thomas H. Gose will be elected as Class A directors, Stephen M. Gose, Jr. and Alan L. Edgar will be elected as Class B directors, and James E. Sigmon and Michael J. Pint will be elected as Class C directors.

         Under the Delaware General Corporation Law, the board of directors may amend the bylaws of a corporation if they are authorized to do so by the corporation's certificate of incorporation. The Company's existing Certificate provides that its Board of Directors has the authority to amend its bylaws. If the classified board provisions are adopted, the Board of Directors intends to make conforming revisions to the Company's bylaws.


B.        OBJECTIVES AND POTENTIAL EFFECTS OF CLASSIFIED BOARD PROVISIONS.

         The Board believes that dividing the Directors into three classes and providing that the Directors will serve three-year terms rather than one-year terms is in the best interest of the Company and its stockholders because it should enhance the continuity and stability of the Company's management and the policies formulated by the Board. At any given time, at least two-thirds of the Directors will have one or more years of experience as Directors of the Company. New Directors would therefore have an opportunity to become familiar with the affairs of the Company and to benefit from the experience of other members of the Board. Although the Board believes the Company has not experienced problems with continuity and stability of leadership and policy in the past, it hopes to avoid these problems in the future.

         The Board also believes that classification will enhance the Company's ability to attract and retain well-qualified individuals who are able to commit the time and resources to understand the Company, its business affairs and operations. The continuity and quality of leadership that results from a classified Board should, in the opinion of the Board, promote the long-term value of the Company.

         The Board also believes that the classified board provisions are in the best interests of the Company and its stockholders because they should, if adopted, reduce the possibility that a third party could effect a sudden or surprise change in control of the Board. With a classified board, it is more likely that a potential acquirer will initiate any attempt to acquire control of the Company through arm's-length negotiations with the Board. The classified board provisions would help to ensure that the Board, if confronted by a hostile tender offer, proxy contest or other surprise proposal from a third party, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to act in a manner that it believes to be in the best interest of the Company and its stockholders.

         The classified board provisions do not provide for the removal of directors "without cause". Allowing stockholders to remove a director without cause could be used to subvert the protections afforded by the creation of a classified Board. One method employed by takeover bidders to obtain control of a board of directors is to seek to acquire a significant percentage of a corporation's outstanding shares through a tender offer or open market purchases and, at the same time, to run a proxy contest seeking to replace the incumbent board with the hand-picked designees of the bidder who would be more willing to approve the terms of a merger or other business combination on terms that might be less favorable to the other stockholders of the Company than those which would have been approved by the removed directors. Requiring cause to remove a director precludes the use of this strategy, thereby encouraging potential takeover bidders to obtain the cooperation of the existing Board before attempting a takeover. Thus, the absence of a provision allowing stockholders to remove a director without cause is consistent with the concept of a classified board in its intended effect of moderating the pace of a change in the Board. The classified board provisions will not prevent a negotiated acquisition of the Company with the cooperation of the Board, and a negotiated acquisition could be structured in a manner that would shift control of the Board to representatives of the acquirer as part of the transaction.


C.       POTENTIAL DISADVANTAGES OF CLASSIFIED BOARD PROVISIONS.

         The classified board provisions will generally delay, deter or impede changes in control of the Board or the approval of certain stockholder proposals that might have the effect of facilitating changes in control of the Board, even if the holders of a majority of the common stock may believe the changes or actions would be in their best interests. For example, classifying the Board would operate to increase the time required for someone to obtain control of the Company without the cooperation or approval of the incumbent Board, even if that person holds or acquires a majority of the voting power. Elimination of the right of stockholders to remove directors without cause will make the removal of any director more difficult (unless cause is readily apparent), even if a majority of stockholders believe removal is in their best interest. As a result, there is an increased likelihood that the classified board provisions could have the effect of making it easier for directors to remain in office for reasons relating to their own self interest. The classified board provisions may discourage certain tender offers and other attempts to change control of the Company, even though stockholders might feel those attempts would be beneficial to them or the Company. Because tender offers for control usually involve a purchase price higher than the prevailing market price, the classified board provisions may have the effect of preventing or delaying a bid for the Company's shares that could be beneficial to the Company and its stockholders. Even though the adoption of the classified board provisions may have these potential disadvantages, the Board believes that the various protections afforded to the stockholders that will result from the adoption of the classified board provisions will outweigh the potential disadvantages.

         At this time the Board does not know of any offer to acquire control of the Company, nor does it know of any effort to remove any director, either for cause or without cause.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL II TO
--------------------------------------------------------------------------------
AMEND THE  CERTIFICATE  OF  INCORPORATION  TO  ESTABLISH A  CLASSIFIED  BOARD OF
--------------------------------------------------------------------------------
DIRECTORS
---------


PROPOSAL  III - AMENDMENT TO ELIMINATE THE POWER OF  STOCKHOLDERS TO TAKE ACTION
                BY WRITTEN CONSENT WITHOUT MEETING

         The Board of Directors, by resolution adopted on January 26, 2001, unanimously approved and recommended for approval by the Company's stockholders amendments to its Certificate of Incorporation that would eliminate the right of stockholders of the Company to act by written consent. The affirmative vote of a majority of the outstanding shares of the common stock is required for adoption of the amendment. The proposed amendments to the Certificate are intended to ensure that all stockholders of the Company have notice of and a chance to participate in corporate actions that, under the Delaware General Corporation Law, require stockholder approval.

A.       DESCRIPTION OF WRITTEN CONSENT AMENDMENTS.

         Under the Delaware General Corporation Law, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without prior notice and without a stockholder vote at a stockholders meeting if a consent in writing setting forth the action so taken is signed by the holders of stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon are present and vote. Delaware law authorizes a corporation to include in its certificate of incorporation a provision to eliminate the right of the stockholders to consent to corporate action by written consent. The certificate of incorporation of the Company currently does not contain any provision restricting or regulating stockholder action by written consent. Consequently, unless the proposed amendment is approved, stockholders holding a majority of the Company's stock could take significant corporate action without giving all other stockholders notice or the opportunity to vote. The proposed amendments to eliminate stockholder action by written consent are set forth in Appendix B.

B.       OBJECTIVES OF WRITTEN CONSENT AMENDMENTS.

         The Company's Board of Directors believes that each decision of the stockholders should be made by all stockholders and only after thoughtful consideration of complete information. Information is provided to stockholders through a proxy statement, and the period between delivery of the proxy statement and the stockholder meeting provides time for consideration of stockholder proposals. The Board of Directors believes that all stockholders, not just stockholders executing a written consent, should have the opportunity to participate in the decision-making process. This allows minority stockholders to take whatever action they deem appropriate to protect their interests, including seeking to persuade majority stockholders to follow a different course, selling their shares or litigation.

C.        POTENTIAL DISADVANTAGES OF WRITTEN CONSENT AMENDMENTS.

         The proposed amendment will have the effect of preventing the stockholders of the Company from taking action at any time other than an annual meeting (or a special meeting authorized by the Board or other authorized persons) to replace directors or take any other action authorized to be taken by stockholders under Delaware law. This amendment may make more difficult, or delay, actions by a person or a group seeking to acquire a substantial percentage of the Company's common stock, to replace directors on the Board or to take other action to influence or control the Company's management or policies, even though the holders of a majority of the outstanding shares of the Company's common stock might desire those actions.

         The Board has no knowledge of any current unsolicited effort by any party to accumulate common stock of the Company with a view to gaining control, and the amendment is not being proposed in response to any such action.

THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL
--------------------------------------------------------------------------------
OF PROPOSAL III TO ELIMINATE STOCKHOLDER ACTION BY WRITTEN CONSENT.
-------------------------------------------------------------------

PROPOSAL  IV - AMENDMENT TO 1995 FLEXIBLE INCENTIVE PLAN

         In the Annual Meeting of Shareholders of the Company held on April 28, 1995, shareholders of the Company approved the 1995 Flexible Incentive Plan (the "Plan") that became effective as of January 1, 1995. The purposes of the Plan are to enable the Company to attract, motivate and retain highly talented officers, directors, managers and other key employees by enabling the Company to make awards that recognize the creation of long-term value for the Company's shareholders and promote the continued growth and success of the Company. To accomplish this purpose, the Plan provides for the granting to eligible persons of stock options, stock appreciation rights, restricted stock, performance awards, performance stock, dividend equivalent rights and any combination thereof.

         At the plan inception, no more than 400,000 shares of Common Stock could be issued by the Company with respect to awards granted under the Plan. This 400,000-share limitation was written into the Plan in 1995 to conform with securities industry guidelines specifying that shares available for issuance under an issuer's stock option plan not exceed ten percent (10%) of the issuer's issued and outstanding common stock. Due to the Company's growth over the next four years, the Plan was amended by a vote of the shareholders in 1999, increasing the share limitation to 1,500,000 shares with respect to awards grantable under the plan, as the Company by then had approximately 15,613,000 shares of Common Stock issued and outstanding. Due to the increased capitalization and the correspondingly increased profitability of the Company by 2000, the Company now has approximately 17,471,000 shares of Common Stock issued and outstanding. Accordingly, the Company can now increase shares available for award under the Plan in conformity with securities industry guidelines.

         The Board of Directors unanimously recommends that the shareholders approve an amendment to the Plan to increase by 200,000 from the current limit of 1,500,000 to 1,700,000 the maximum number of shares that may be issued with respect to awards to eligible persons under the Plan. This proposed amendment will be accomplished by simply changing the number "1,500,000" to "1,700,000" in
Section 4.1 of the Plan.

         The Board of Directors believes this amendment to be in the best interest of the Company and its shareholders. Due to the expansion and success of the Company since 1999, the number of persons eligible to receive awards under the Plan has increased significantly, and the Company's need for highly experienced and skilled personnel has also increased significantly. The Board of Directors believes the additional shares authorized for issuance in connection with awards under the Plan are essential to retain existing personnel and attract new personnel.

THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT YOU VOTE "FOR" PROPOSAL IV
--------------------------------------------------------------------------------
FOR THE  ADOPTION  OF THE  AMENDMENT  TO THE  1995  FLEXIBLE  INCENTIVE  PLAN TO
--------------------------------------------------------------------------------
INCREASE TO 1,700,000  THE MAXIMUM  NUMBER OF SHARES OF COMMON STOCK THAT MAY BE
--------------------------------------------------------------------------------
ISSUED WITH RESPECT TO AWARDS UNDER THE PLAN.
---------------------------------------------

PROPOSAL V- RATIFY APPOINTMENT OF INDEPENDENT AUDITORS


         The Board of Directors has appointed Akin, Doherty, Klein & Feuge, P.C. ("Akin Doherty") as independent certified public accountants for the Company for calendar year 2001. Akin Doherty has acted in the same capacity since 1995.

         A representative of Akin Doherty is expected to attend the Meeting, will have the opportunity to make a statement if he decides to do so, and will be available to answer questions. Although law does not require the submission of this matter to the shareholders, the Board of Directors will reconsider its selection of independent accountants if this appointment is not ratified by the shareholders. Ratification will require the affirmative vote of the majority of the shares of Common Stock represented at the Meeting.


THE  BOARD  OF  DIRECTORS  UNANIMOUSLY   RECOMMENDS  THAT  YOU  VOTE  "FOR"  THE
--------------------------------------------------------------------------------
RATIFICATION OF THE AUDITORS.
-----------------------------



                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         It is anticipated that the 2002 Annual Meeting of Shareholders will be held on May 31, 2002. Proposals of shareholders intended to be presented at the 2002 Annual Meeting must be received in writing by the Secretary of the Company at its principal offices, 500 North Loop 1604 East, Suite 250, San Antonio, Texas, 78232, not later than December 31, 2001.


                                  OTHER MATTERS

         No other business other than the matters set forth in this Proxy Statement is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the Meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event that any of the nominees for director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies in the accompanying proxy will vote or refrain from voting for other persons in their place in what they consider the best interests of the Company.


         The foregoing Notice and Proxy Statement are sent by order of the Board of Directors.


                               /S/ Roberto R. Thomae
                               Chief Financial Officer
                               Secretary/Treasurer
                               Vice President-Finance


April 6, 2001
San Antonio, Texas



         STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OWNED, TO VOTE BY TELEPHONE, INTERNET OR TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS GREATLY APPRECIATED.

                            ------------------------
                            FRONT SIDE OF PROXY CARD
                            ------------------------

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                    THE EXPLORATION COMPANY OF DELAWARE, INC.



Stephen M. Gose, Jr., Michael J. Pint, Robert L. Foree, Jr., Alan L. Edgar, James E. Sigmon and Thomas H. Gose or any of them, with power of substitution of each, are hereby authorized to represent the undersigned at the Annual Meeting of Shareholders of The Exploration Company, to be held at The Petroleum Club of San Antonio, 8620 North New Braunfels Avenue, San Antonio, Texas, on Friday, May 25, 2001, at 10:am., and any adjournment thereof, and to vote the number of shares which the undersigned would be entitled to vote if personally present.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATION JUST SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.





                    UNLESS VOTING ELECTRONICALLY OR BY PHONE,
            PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
-----------                                                        ------------
SEE REVERSE                                                         SEE REVERSE
   SIDE                                                                SIDE
-----------                                                        ------------

                             -----------------------
                             BACK SIDE OF PROXY CARD
                             -----------------------

[X] Please mark votes as in this example.

     This proxy will be voted as you direct below. In the absence of such direction, it will be voted FOR all of the Directors and FOR each of the Proposals below.

1. To elect six nominees to the Board of Directors, to serve until their successors are duly elected and qualified:

          Nominees: Stephen M. Gose, Jr., Michael J. Pint, Robert L. Foree, Jr.,
                    Alan L. Edgar, James E. Sigmon and Thomas H. Gose

                         FOR [ ]   WITHHELD [ ]

          [ ] ---------------------------------------
               For all nominees except as noted above

2. Proposal to amend the Company's Certificate of Incorporation that would establish a classified board of directors, as more fully described in the Proxy statement.

                         FOR [ ]    AGAINST  [ ]   ABSTAIN  [ ]

3. Proposal to amend the Company's Certificate of Incorporation that would eliminate The right of stockholders of the Company to act by written consent, as more fully described in the Proxy statement.

                         FOR [ ]    AGAINST  [ ]   ABSTAIN  [ ]

4. Proposal to amend the Company's 1995 Flexible Incentive Plan to increase by 200,000 the maximum number of shares of Common Stock that may be issued with respect to awards under the Plan.

                         FOR [ ]    AGAINST  [ ]   ABSTAIN  [ ]

5. Proposal to Ratify the appointment of Akin, Doherty, Klein & Feuge, P.C. certified public accountants, as independent auditors for the Company and its subsidiaries for the calendar year ending December 31, 2001; and
                         FOR [ ]    AGAINST  [ ]   ABSTAIN  [ ]

6. To transact any other business as properly may come before the meeting or any adjournment thereof.

                    PLEASE DO NOT FOLD OR MUTILATE THIS CARD.

NOTE: Please sign exactly as name appears. Joint owners should each sign. Executor, Administrator, or Guardian, please give full title as such. If signer is a corporation, please sign with the full corporation name by duly authorized officer or officers.


     SIGNATURE:______________________DATE:___________________________

     SIGNATURE:______________________DATE:___________________________